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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):    May 13, 2003 (May 13, 2003)
                                                 -------------------------------


                            Verso Technologies, Inc.
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             (Exact name of registrant as specified in its charter)



         Minnesota                  0-22190                   41-1484525
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     (State or other        (Commission File Number)         (IRS Employer
     jurisdiction of                                        Identification
      incorporation)                                              No.)


  400 Galleria Parkway, Suite 300, Atlanta, Georgia           30339
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:   (678) 589-3500
                                                   -----------------------------





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) - (b)         Financial Statements and Pro Forma Financial
                           Information.  None.

         (c)      Exhibits.


                  99.1     Press release dated May 13, 2003.

Item 9. Information Furnished Under Item 12 (Results of Operations and Financial Condition).

         The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

         On May 13, 2003, Verso Technologies, Inc. ("Verso") issued a press release announcing its first quarter 2003 results. A copy of that press release is attached as Exhibit 99.1 to this Current Report.

         Exhibit 99.1 to this Current Report contains Verso's calculations regarding EBITDA from continuing operations (income (loss) from continuing operations before interest, taxes, depreciation, amortization of intangibles and amortization of deferred compensation), which is a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K. Exhibit 99.1 also contains a quantitative reconciliation of the differences between EBITDA from continuing operations and income (loss) from continuing operations, the measure which Verso believes is the most directly comparable financial measure calculated in accordance with generally accepted accounting principles in the United States.

         Verso believes that a presentation of EBITDA from continuing operations provides useful information to Verso's investors regarding Verso's financial condition and results of operations because it more accurately depicts how the business is currently performing than does net income. Items such as depreciation and amortization are more appropriately associated with the historical operations of the business, i.e. existing asset base and the implications of purchase accounting for acquisitions. Interest expense is associated primarily with Verso's financing decisions, rather than current operations. Verso also uses EBITDA from continuing operations internally as a measure of performance for segments as well as for divisions within segments.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 VERSO TECHNOLOGIES, INC.



                                 By: /s/Juliet M. Reising
                                     -----------------------
                                     Juliet M. Reising, Chief Financial Officer
                                     and Executive Vice President



Dated:  May 13, 2003



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                                  EXHIBIT INDEX


99.1     Press Release dated May 13, 2003.